Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) is being entered into as of the date set forth on the signature page to this Subscription Agreement, by and between Einride AB (publ), a limited liability company formed under the laws of Sweden (the “Issuer”), Legato Merger Corp. III, a Cayman Islands exempted company (the “SPAC”) (solely with respect to Sections 12 and 14 hereof), and the undersigned (the “Investor”). The Subscription Agreement is entered into in connection with the Business Combination Agreement, dated November 12, 2025 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Issuer, the SPAC, and the other parties thereto. The transactions contemplated by the Business Combination Agreement are referred to in this Subscription Agreement as the “Transaction” and the purchase and sale of the Securities (as defined below) pursuant to this Subscription Agreement are referred to in this Subscription Agreement as the “Subscription Transaction.” The Issuer may enter into one or more subscription agreements (the “Other Subscription Agreements” and together with this Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Investors,” and together with the Investor, the “Investors”).

As set forth on the signature page to this Subscription Agreement, the aggregate purchase price to be paid by the Investor for the subscribed ADSs representing Ordinary Shares (as such terms are defined below) and Warrants (as defined below) is referred to in this Subscription Agreement as the “Subscription Amount.”

In consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth in this Subscription Agreement, and intending to be legally bound under this Subscription Agreement, each of the Investor and the Issuer acknowledges and agrees as follows:

1. Subscription.

(a) Subject to Section 13, the Investor irrevocably subscribes for and agrees to purchase from the Issuer the number of ADSs representing Ordinary Shares and Warrants set forth on the signature page to this Subscription Agreement, and the Issuer irrevocably agrees to issue and sell to the Investor such ADSs representing Ordinary Shares and such Warrants, in each case, on the terms and subject to the conditions provided for in this Subscription Agreement.

(b) If on the 24th month anniversary of the Closing Date (as defined below) the Investor certifies in writing to the Issuer that it beneficially owns at least [●] ADSs representing Ordinary Shares, the Issuer shall issue to the Investor additional warrants (the “Additional Warrants”) entitling the Investor to receive from the Issuer additional [●] ADSs representing Ordinary Shares (giving effect to any reclassification, recapitalization, share division or consolidation, exchange or readjustment of Ordinary Shares or change in the number of Ordinary Shares represented by ADSs that may have occurred during the period from the Closing to and including the date of issuance of the Additional Warrants), such Additional Warrants to have the same termination date as the Termination Date (as defined in the Warrant Certificate) of, and to contain substantially the same terms and conditions as, the Warrants as set forth in the Warrant Certificate, provided that if the Exercise Price (as defined in the Warrant Certificate) of the Warrants has been adjusted in accordance with Section 3(c) of the Warrant Certificate, the initial exercise price of the Additional Warrants shall be the same as the Exercise Price after giving effect to such adjustment.

(c) Prior to the Closing (as defined below), the Issuer shall cause a sponsored American depositary share facility for the Issuer’s Ordinary Shares (the “ADS Facility”) to be established with Deutsche Bank Trust Company Americas (such bank or any successor depositary bank, the “Depositary Bank”) for the purpose of issuing the ADSs representing Ordinary Shares and Warrant ADSs hereunder, including specifically and without limitation entering into a customary deposit agreement with the Depositary Bank (the “Deposit Agreement”) establishing the ADS Facility, to be effective as of the Closing.

(d) In the event that on the 21st Trading Day following the six-month anniversary of the effective date of the Registration Statement (as defined below), the VWAP of the ADSs is less than USD 10.90, the Investor shall receive, a number of additional warrants equal to (i) the product of (x) [●] times (y) USD 10.90 divided by the Reset Price minus (ii) [●] (such warrants, the “Reset Warrants”). The Reset Warrants shall have the same termination date as the Termination Date of, and contain substantially the same terms and conditions as, the Warrants as set forth in the Warrant Certificate, provided that the Reset Warrants shall be issued with an initial exercise price equal to the Reset Price, where “Reset Price” means the greater of (x) the VWAP of the ADSs on the 21st Trading Day following the six-month anniversary of the effective date of the Registration Statement or (y) USD 5.00.

2. Closing.

(a) The closing of the Subscription Transaction (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and substantially concurrently with and conditioned upon the effectiveness of, the Transaction upon (a) satisfaction or waiver of the conditions set forth in this Section 2 and in Section 3 below and (b) delivery of written notice from (or on behalf of) the Issuer to the Investor (the “Closing Notice”) that the Issuer reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on a date that is not less than five Business Days from the date on which the Closing Notice is delivered to the Investor.

(b) At least three Business Days prior to the closing date specified in the Closing Notice (the “Closing Date”), the Investor shall deliver to the Issuer: (i) the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by the Issuer in the Closing Notice, thereby subscribing for the ADSs representing the Ordinary Shares and Warrants, to be held in escrow until the Closing; and (ii) any other information that is reasonably requested in the Closing Notice in order for the Issuer to issue to the Investor the ADSs representing the Ordinary Shares and Warrants. Without limiting the generality of the foregoing, such information shall include the legal name of the person in whose name such ADSs representing the Ordinary Shares and Warrants are to be issued and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable.

(c) On the Closing Date:

(i) the Issuer shall submit relevant and complete forms and documentation to register the Ordinary Shares and Warrants with the Swedish Companies Registration Office. As soon as possible following the registration by the Swedish Companies Registration Office, the Issuer shall cause the number of Ordinary Shares underlying the ADSs as set forth on the signature page to this Subscription Agreement to be deposited with the Depositary Bank’s custodian in order for the Depositary Bank to credit to the Investor the number of ADSs representing the Ordinary Shares as set forth on the signature page to this Subscription Agreement;

(ii) the Issuer shall deliver or cause to be delivered to the Investor the evidence of the filing and acceptance of the Amended and Restated Articles of Association (as defined below) from the Swedish Companies Registration Office (Bolagsverket), together with the minutes from the extraordinary general meeting at which the Amended and Restated Articles of Association were approved;

(iii) the Issuer shall issue to the Investor Warrants registered in the name of the Investor to purchase up to [●] ADSs representing Ordinary Shares with an exercise price equal to USD 10.90 per share, subject to adjustment as set forth therein; and

Subsequently, and following the registration by the Swedish Companies Registration Office, the Issuer shall cause the Ordinary Shares underlying the purchased ADSs to be registered in book entry form, free and clear of any liens, encumbrances or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of the Depositary Bank (or the Depositary Bank’s nominee or custodian) on the Issuer’s share register. The Issuer shall use commercially reasonable efforts to provide a copy of the records of the Issuer’s Share Registrar showing the Depositary Bank (or such nominee or custodian) as the owner of such Ordinary Shares as soon as practically possible following the Closing Date.

(d) Notwithstanding the foregoing, the Issuer’s obligation to issue the ADSs representing the Ordinary Shares and Warrants to the Investor is contingent upon the Issuer having received the Subscription Amount in full in accordance with this Section 2. If the Closing does not occur within three (3) Business Days following the Closing Date specified in the Closing Notice, the Issuer shall promptly (but not later than one (1) Business Day thereafter) return the Subscription Amount in full to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by the Investor.

3. Closing Conditions.

(a) The parties’ obligation to consummate the Subscription Transaction pursuant to this Subscription Agreement is subject to the following conditions:

(i) No suspension of the offering or sale of the Ordinary Shares, ADSs or Warrants shall have been initiated or, to the Issuer’s knowledge, threatened by the U.S. Securities and Exchange Commission (the “SEC”);

(ii) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect making the consummation of the transactions contemplated under this Subscription Agreement illegal or otherwise restraining or prohibiting consummation of the transactions contemplated under this Subscription Agreement and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

(iii) as determined by the parties to the Business Combination Agreement and other than those conditions under the Business Combination Agreement which, by their nature, are to be fulfilled at the closing of the Transaction, including to the extent that any such condition is dependent upon the consummation of the Subscription Transaction pursuant to this Subscription Agreement, all conditions precedent to the closing of the Transaction contained in the Business Combination Agreement shall have been satisfied or waived and the closing of the Transaction shall be scheduled to occur concurrently with or on the same date as the Closing Date.

(b) The Issuer’s obligation to consummate the Subscription Transaction pursuant to this Subscription Agreement shall be subject to the conditions that: (i) all representations and warranties of the Investor contained in this Subscription Agreement are true and correct in all material respects at and as of the Closing Date; (ii) consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations and warranties of the Investor contained in this Subscription Agreement as of the Closing Date or such earlier date, as applicable; and (iii) all obligations, covenants and agreements of the Investor required to be performed by it at or prior to the Closing Date shall have been performed in all material respects.

(c) The Investor’s obligation to consummate the Subscription Transaction pursuant to this Subscription Agreement shall be subject to the conditions that:

(i) all representations and warranties made by the Issuer in Section 5 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Issuer Material Adverse Effect, which representations and warranties shall be true in all respects) at and as of the Closing Date;

(ii) consummation of the Closing shall constitute a reaffirmation by the Issuer of each of the representations and warranties of the Issuer contained in this Subscription Agreement as of the Closing Date;

(iii) all obligations, conditions, covenants and agreements required by this Subscription Agreement to be performed by the Issuer at or prior to the Closing Date shall have been performed, satisfied or complied with in all material respects;

(iv) no suspension of the qualification of the ADSs or Ordinary Shares for offering or trading in any jurisdiction, or initiation or written threats of any proceedings for any of such purposes, shall have occurred and be continuing;

(v) no amendment, modification or waiver of the Business Combination Agreement from and after the date of this Subscription Agreement shall have occurred that reasonably would be expected to materially and adversely affect the economic benefits that the Investor reasonably would expect to receive under this Subscription Agreement without having received the Investor’s prior written consent;

(vi) the Issuer shall have filed with applicable national stock exchange (as defined in Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (the “Stock Exchange”) an application or supplemental listing application for the listing of the Warrant-Related Shares and Ordinary Shares, in each case, in the form of ADSs and such Warrant-Related Shares and Ordinary Shares and ADSs shall have been approved for listing, subject to official notice of issuance; and

(vii) there shall have been no amendment, waiver or modification to the Other Subscription Agreements that gives rise to benefits to the Other Investors unless the Investor has been offered the same benefits.

4. Further Assurances. At or prior to the Closing Date, the parties shall execute and deliver, or cause to be executed and delivered, such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. The Issuer’s Representations and Warranties. The Issuer represents and warrants, to the extent permitted by Swedish law, to the Investor that as of the date of this Subscription Agreement and as of the Closing Date:

(a) The Issuer is duly organized, validly existing and in good standing under the laws of Sweden (to the extent such concept exists in such jurisdiction). Each subsidiary of the Issuer is a corporation, limited liability company or other entity duly incorporated or formed (as applicable), validly existing and in good standing (to the extent such concept exists in such jurisdiction) under the laws of its jurisdiction of organization and has all requisite corporate, limited liability company or other (as applicable) power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except as would not be material to the Issuer, taken as a whole. Each subsidiary of the Issuer is duly qualified or licensed and in good standing (to the extent such concept exists in such jurisdictions) in the jurisdiction in which it is formed or registered and in each other jurisdiction where it does business or operates to the extent that the character of the property owned, or leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Issuer and its subsidiaries, taken as a whole or on the validity of the Securities or the ability or legal authority of the Issuer to timely comply in all material respects with the terms of the Transaction Documents, including the issuance of the Securities (an “Issuer Material Adverse Effect”). The Issuer has made available to the Investor accurate and complete copies of the Issuer’s organizational documents, each as amended to date and as currently in effect. The Issuer is not in violation of any provision of its organizational documents. The Issuer has all (corporate or otherwise) power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement, the Amended and Restated Articles of Association, Warrants, the Warrant Agreement (as defined in the Warrants), the Other Subscription Agreements and the Business Combination Agreement, except for any approval of the general meeting of shareholders, as applicable (collectively, the “Transaction Documents”).

(b) As of the Closing Date, the Ordinary Shares and Warrants: (i) will be duly authorized and, when issued and delivered to the Investor against full payment for such Ordinary Shares and Warrants in accordance with the terms of this Subscription Agreement, the Amended and Restated Articles of Association, Warrants and the Warrant Agreement; (ii) will be validly issued, fully paid and non-assessable; and (iii) will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s organizational documents (as adopted on the Closing Date) or under the Swedish Companies Act.

(c) As of the Closing Date, the Warrant-Related Shares issuable upon exercise of Warrants have been duly authorized and provision has been made for the issuance of the Warrant-Related Shares upon exercise of Warrants. When issued and delivered against payment of the exercise price pursuant to the terms of Warrants and the Warrant Agreement and registered in the Issuer’s share register, the Warrant-Related Shares will be validly issued, fully paid and non-assessable, and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s organizational documents (as adopted on the Closing Date) or under the Swedish Companies Act.

(d) [Reserved].

(e) This Subscription Agreement and the Business Combination Agreement have been duly authorized, and have been duly executed and delivered by the Issuer. As of the Closing Date, the other Transaction Documents will have been duly authorized, executed and delivered by the Issuer. Assuming that (i) this Subscription Agreement constitutes the valid and binding agreement of the Investor and (ii) each other Transaction Document constitutes or as of the Closing Date will constitute the valid and binding agreement of each other party thereto, this Subscription Agreement and the other Transaction Documents constitute or as of the Closing Date will constitute the valid and binding agreement of the Issuer and are enforceable against the Issuer in accordance with their terms, except, in each case, as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

(f) Assuming the accuracy of the Investor’s representations and warranties set forth in Section 7, the execution, delivery and performance of the Transaction Documents and the issuance and sale of the Securities and the compliance by the Issuer with all provisions of the Transaction Documents and the consummation of the transactions contemplated in the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer or any of its subsidiaries pursuant to the terms of: (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer is subject that would reasonably be expected to have an Issuer Material Adverse Effect; (ii) result in any violation of the provisions of the organizational documents of the Issuer; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

(g) Assuming the accuracy of the Investor’s representations and warranties set forth in Section 7, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Securities by the Issuer to the Investor. The Securities: (i) were not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act; and (ii) are not being offered in a manner involving a public offering in the United States under, or in a distribution in violation of, the Securities Act, or any state securities laws or in Sweden.

(h) Upon consummation of the Transaction, the Issuer’s Ordinary Shares in the form of ADSs, including the ADSs to be issued pursuant to this Subscription Agreement, will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on a national stock exchange.

(i) Except as otherwise previously disclosed to the Investor in writing, the Issuer has not entered into any side letter or similar agreement with any Other Investor or any other investor in connection with such Other Investor’s or other investor’s direct or indirect investment in the Issuer other than the Business Combination Agreement. Except as disclosed in Schedule 5(i) hereto, no side letter or similar agreement or Other Subscription Agreement with any Other Investor or investor contains terms more favorable to such Other Investor or investor than those set forth in this Subscription Agreement. The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement.

(j) Assuming the accuracy of the Investor’s representations and warranties set forth in Section 7, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any U.S. or Swedish court or other federal, state, local or foreign governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of the Business Combination Agreement or this Subscription Agreement (including, without limitation, the issuance of the Securities pursuant to this Subscription Agreement), other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) filings required by the NYSE or such other applicable stock exchange on which the Issuer’s Ordinary Shares in the form of ADSs are then listed, and (iv) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, an Issuer Material Adverse Effect.

(k) As of the date of this Subscription Agreement, the authorized share capital of the Issuer consists of not less than SEK 500,000 and not more than SEK 2,000,000, and the authorized number of shares consists of not less than 31,000,000 shares and not more than 124,000,000 shares. The Issuer is authorized to issue the shares as Ordinary Shares, Series A Preference Shares, Series A SAFE Preference Shares, Series A SAFE Extension Preference Shares, Series B Preference Shares and Series C Preference Shares (together with the Series A Preference Shares, Series A SAFE Preference Shares, Series A SAFE Extension Preference Shares and Series B Preference Shares, the “Preference Shares”). As of the date of this Subscription Agreement: (A) 16,709,024 Ordinary Shares are issued and outstanding, (B) 5,272, 017 Series A Preference Shares are issued and outstanding; (C) 1,296,805 Series A SAFE Preference Shares are issued and outstanding; (D) 21,262 Series A SAFE Extension Preference Shares are issued and outstanding; (E) 7,672,932 Series B Preference Shares are issued and outstanding; and (F) 7,439,533 Series C Preference Shares are issued and outstanding. Upon the effectiveness of the Transaction, each Preference Share shall be exchanged by the Issuer for a number of Ordinary Shares underlying such Preference Share as provided in the Business Combination Agreement, and each such Preference Share shall be cancelled. In addition, the Issuer has, as of the date of this Agreement, a USD 20.0 million convertible loan outstanding, 3,610,886 warrants and 600,226 employee share options outstanding. All issued and outstanding Ordinary Shares and Preference Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights. None of the Ordinary Shares or Preference Shares were issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the laws of Sweden, the Issuer’s organizational documents or any contract to which the Issuer is a party or by which the Issuer is bound and, upon the adoption of the Issuer’s Amended and Restated Articles of Association, will not be subject to any such rights. There are no outstanding contractual obligations of the Issuer to repurchase, redeem or otherwise acquire any equity securities or share capital of the Issuer. As of the date of this Subscription Agreement, except (i) as set forth above, (ii) pursuant to the Other Subscription Agreements and the Business Combination Agreement and (iii) as disclosed in Schedule 5(k)(1) hereto, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any equity securities of or other equity interests in the Issuer (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any Equity Interests, other than as contemplated by the Business Combination Agreement and the ancillary documents of the Business Combination Agreement. Except as disclosed in Schedule 5(k)(2) hereto, there are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of: (i) the Securities pursuant to this Subscription Agreement; or (ii) the Securities to be issued pursuant to any Other Subscription Agreement. Other than as may be incurred in the ordinary course of business and except as disclosed in Schedule 5(k)(3) hereto, there are no outstanding contractual obligations of the Issuer to provide funds to, or make any investment (in the form of a loan, guarantee, capital contribution or otherwise) in, any other person or entity.

(l) As of the date this Subscription Agreement, except as would not reasonably be expected to have an Issuer Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer.

(m) The Issuer is in compliance with all applicable law, except where such noncompliance would not reasonably be expected to have an Issuer Material Adverse Effect. As of the date this Subscription Agreement, the Issuer has not received any written communication from a governmental authority that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law except where such noncompliance, default or violation would not reasonably be expected to have an Issuer Material Adverse Effect.

(n) The Issuer has not paid, and is not under any obligation to pay, any broker’s fee or commission in connection with the sale of the Securities pursuant to this Subscription Agreement other than to the Placement Agents (as defined below). Other than the Placement Agents, the Issuer is not aware of any Person that has been paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities in connection with the Subscription Agreements.

(o) The Issuer is not, and immediately after receipt of payment for the Securities, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(p) The Issuer is not, and has not been during the applicable period specified in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended (the “Code”), a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(q) The Issuer believes it was not a “passive foreign investment company” as defined in Section 1297 of the Code and the regulations promulgated thereunder, for the taxable year ended December 31, 2025; and the Issuer does not reasonably expect to be considered as such for the taxable year ending December 31, 2026 or any future year.

(r) The financial statements of the Issuer that were provided to the Investor were derived in all material respects from the books and records of the Issuer, which books and records are, in all material respects, true, correct and complete and have been maintained in all material respects in accordance with commercially reasonable business practices. The Issuer’s financial statements, were prepared in all material respects, in accordance with International Financial Reporting Standards (“IFRS”) consistently applied throughout the periods covered thereby and present fairly in all material respects, the consolidated financial position, results of operations, income (loss), changes in equity and cash flows of the Issuer as of the dates and for the periods indicated in such financial statements in conformity with IFRS and were derived from and accurately reflect in all material respects, the books and records of the Issuer.

(s) The Issuer has established and maintains a system of internal controls. Such internal controls are designed to provide reasonable assurance that (i) transactions are executed in all material respects in accordance with management’s authorization and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for the Issuer’s assets. Except as disclosed in Schedule 5(s) hereto, the Issuer has not identified in writing and has not received written notice from an independent auditor of (x) any significant deficiency or material weakness in the system of internal controls utilized by the Issuer, (y) any material fraud that involves the Issuer’s management or other employees who have a significant role in the preparation of financial statements or the internal controls over financial reporting utilized by the Issuer or (z) any claim or allegation regarding any of the foregoing.

(t) There are no outstanding loans or other extensions of credit made by the Issuer to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Issuer. There is no liability, debt or obligation (absolute, accrued, contingent or otherwise) of the Issuer of a type required to be reflected or reserved for on a balance sheet prepared in accordance with IFRS, except for liabilities, debts and obligations: (i) provided for in, or otherwise reflected or reserved for on the Issuer’s financial statements or disclosed in the notes thereto; (ii) that have arisen since the date of the most recent balance sheet included in the Issuer’s financial statements in the ordinary course of the operation of the business of the Issuer; (iii) arising under this Agreement and/or incurred in connection with the Transaction; or (iv) which would not, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect.

(u) The Issuer holds all material Permits required to own, lease and operate its assets and properties (collectively, “Permits”). To the knowledge of the Issuer, each Permit is in full force and effect and will, upon its termination or expiration, be timely renewed or reissued upon terms and conditions substantially similar to its existing terms and conditions and there are no legal proceedings pending or, to the knowledge of the Issuer, threatened, that seek the revocation, cancellation, limitation, suspension, restriction, adverse modification or termination of any Permit. None of the Issuer or its subsidiaries is in material default or violation of any Permit applicable.

(v) Except as set forth in Schedule 5(v) hereto, there are no (i) legal proceedings of any nature currently pending or, to the Issuer’s knowledge, threatened, against the Issuer, its subsidiaries or any of their respective properties or assets, or any of the directors or officers of the Issuer with regard to their actions as such; (ii) to the knowledge of the Issuer, pending or threatened audits, examinations or investigations by any governmental authority against the Issuer; (iii) pending or written threatened legal proceedings by the Issuer against any third party; (iv) no settlements or similar agreements that imposes any material ongoing obligations or restrictions on the Issuer; and (v) no orders imposed or, to the knowledge of the Issuer, threatened to be imposed upon the Issuer, its subsidiaries or any of their respective properties or assets, or any of the directors or officers of the Issuer with regard to their actions as such.

(w)

(i) The Issuer and its subsidiaries own, free and clear of all Liens (other than Permitted Liens), has valid and enforceable rights in, and has the right to use, sell, license, transfer or assign, all Intellectual Property currently used, licensed or held for use by the Issuer and its subsidiaries, and previously used or licensed by them.

(ii) The Issuer has a valid and enforceable written license or other valid right to use all other Intellectual Property, including Intellectual Property that is the subject of IP Licenses applicable to it. The IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the business as presently conducted. The Issuer has performed all obligations imposed on it in the IP Licenses, has made all payments required to date, and is not, nor, to the knowledge of the Issuer, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder. The continued use by the Issuer of the Intellectual Property that is the subject of the IP Licenses in the same manner that it is currently being used is not restricted by any applicable license of the Issuer. All registrations for Intellectual Property that are owned by or exclusively licensed to the Issuer are valid, in force and in good standing with all required fees and maintenance fees having been paid with no legal proceedings pending, and all applications to register any Intellectual Property are pending and in good standing, all without challenge of any kind.

(iii) The Issuer has performed all material obligations imposed on it in each material license, sublicense and other agreement under which the Issuer is the licensor (each, an “Outbound IP License”), and the Issuer is not, nor, to the Issuer’s knowledge, is any other party thereto, in material breach or default thereunder, nor, to the Issuer’s knowledge, has any event occurred that with notice or lapse of time or both would constitute a material default thereunder.

(iv) No legal proceeding is pending or, to the Issuer’s knowledge, threatened against the Issuer that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense, or that otherwise relates to, any of the Issuer’s intellectual property, nor, to the knowledge of the Issuer, is there any reasonable basis for any such legal proceeding. The Issuer has not received any written or, to the knowledge of the Issuer, oral notice or claim asserting that any infringement, misappropriation, violation, dilution or unauthorized use of the intellectual property of any other Person is or may be occurring or has or may have occurred, as a consequence of the business activities of the Issuer, nor to the knowledge of the Issuer is there a reasonable basis therefor.

(x) The Issuer (i) has or will have timely filed, or caused to be timely filed, all income tax and other material tax returns required to be filed by it (taking into account all valid extensions of time to file), and all such tax returns are true, accurate and complete in all material respects, and (ii) has timely paid, collected, withheld or remitted, or caused to be timely paid, collected, withheld or remitted, all income taxes and other material taxes required to be paid, collected, withheld or remitted by it, whether or not such taxes are shown as due and payable on any tax return. There is no legal proceeding currently pending or, to the knowledge of the Issuer, threatened against the Issuer by a governmental authority in a jurisdiction where the Issuer does not file any tax returns or a particular type of tax return or pays any tax or a particular type of tax that it is or may be subject to such tax or required to file such tax return in that jurisdiction.

(y) The Issuer is in compliance in all material respects with all applicable environmental laws. No material legal proceeding is pending or, to the Issuer’s knowledge, threatened with respect to the Issuer’s compliance with or liability under environmental laws, and, to the knowledge of the Issuer, there are no facts or circumstances that could reasonably be expected to form the basis of such a material legal proceeding.

(z) The Issuer carries or is covered by insurance in such amounts and covering such risks as the Issuer believes is adequate for the conduct of its business and the value of its property. Each such insurance policy is legal, valid and binding, and is enforceable and in full force and effect, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies. In the past three (3) years, the Issuer has not received any written notice from, or on behalf of, any insurance carrier relating to or involving any adverse material change, notice of cancellation or termination, any change other than in the ordinary course of business in the conditions of insurance, any refusal to issue an insurance policy or non-renewal of a policy.

(aa)

(i) Neither the Issuer, its subsidiaries nor any of their respective representatives acting on their behalf has offered, given, paid, promised to pay, or authorized the payment of anything of value to (i) an official or employee of a foreign or domestic governmental authority; (ii) a foreign or domestic political party or an official of a foreign or domestic political party; or (iii) a candidate for foreign or domestic political office, in any such case under circumstances where the Issuer or representative thereof knew that all or a portion of such thing of value would be offered, given, or promised to an official or employee or a foreign or domestic governmental authority, a foreign or domestic political party, an official of a foreign or domestic political party, or a candidate for a foreign or domestic political office (in each case in violation of any anti-bribery law). To the Issuer’s knowledge, neither the Issuer, its subsidiaries, nor any representative thereof has conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority with respect to any alleged act or omission arising under or relating to any noncompliance with any anti-bribery law or anti-money laundering law. To the Issuer’s knowledge, neither the Issuer, its subsidiaries, nor any representative thereof has received any written notice, request, or citation from any governmental authority for any actual or potential noncompliance with any anti-bribery law or anti-money laundering law. To the Issuer’s knowledge, there are no actions, conditions, or circumstances that would reasonably be expected to give rise to any future actions against the Issuer or its subsidiaries related to any actual or alleged violation of any anti-bribery law or anti-money laundering law. Each of the Issuer and its subsidiaries has conducted operations in material compliance with all applicable financial recordkeeping and reporting requirements of the anti-bribery laws and anti-money laundering laws.

(ii) The operations of the Issuer and its subsidiaries are and since April 24, 2020 have been conducted at all times in compliance with economic sanctions, export controls, and money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority, and no legal proceeding involving the Issuer or its subsidiaries with respect to any of the foregoing is pending or, to the knowledge of the Issuer, threatened.

(iii) None of the Issuer, its subsidiaries nor, any of their respective directors, officers or, to the knowledge of the Issuer, any other representative acting on behalf of the Issuer or its subsidiaries, is or has been: (i) identified on any applicable sanctions-related list of designated or blocked persons (including without limitation the SDN List) (ii) otherwise the subject or target of any U.S. sanctions administered by the U.S. government, (iii) located, organized, or resident in a sanctioned jurisdiction; or (iv) owned, directly or indirectly, individually or in the aggregate, fifty percent (50%) or more or otherwise controlled by any of the foregoing.

(iv) The Issuer and its subsidiaries have since October 26, 2022 maintained in place and implemented controls and systems designed to ensure compliance with economic sanctions and export controls administered and maintained by the U.S. government.

(v) Neither the Issuer nor its subsidiaries has since April 24, 2019, directly or indirectly, knowingly used any funds, or loaned, contributed or otherwise made available such funds to any subsidiary, joint venture partner or other person, in connection with any sales or operations in a sanctioned jurisdiction or for the purpose of financing the activities (x) of any person currently the subject or target of U.S. sanctions administered by the U.S. government, or (y) in any other manner that would constitute a violation of, any U.S. sanctions administered by U.S. government.

(bb) Except as provided in this Section 5, neither the Issuer nor its affiliates, nor any of their respective directors, managers, officers, employees, equityholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to the Investor or its affiliates or any other person and no such party shall be liable in respect of the accuracy or completeness of any information provided to the Investor or its affiliates or any other person.

(cc) Except for any Material Contract (as defined by Regulation S-K Item 601) that is terminated or expires following the date hereof in accordance with its terms, each Material Contract of the Issuer is valid, binding and enforceable in all respects against the Issuer and, to the knowledge of the Issuer, each other party thereto, and is in full force and effect, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies. Except as would not reasonably be expected to have an Issuer Material Adverse Effect and as set forth in Schedule 5(cc) hereto, (i) neither the Issuer nor any subsidiary is in breach of or default under, and no event has occurred that with the passage of time or giving of notice or both would constitute a material breach of or default under by the Issuer or any subsidiary, or permit termination or acceleration by the other party thereto, such Material Contract; (ii) no party to any Material Contract has given any written notice of any such breach, default or event described in clause (ii); and (iii) neither the Issuer nor any subsidiary has received written, or the knowledge of the Issuer, oral notice of an intention by any party to any such Material Contract that provides for a continuing obligation by any party thereto to terminate such Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not adversely affect any in any material respect.

6. Investor Representations and Warranties. The Investor represents and warrants to the Issuer, the SPAC and the Placement Agents that as of the date of this Subscription Agreement and as of the Closing Date:

(a) The Investor: (i) has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation; and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b) This Subscription Agreement has been duly authorized, executed and delivered by the Investor. Assuming the due authorization, execution and delivery of the same by the Issuer, this Subscription Agreement shall constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) The execution, delivery and performance of this Subscription Agreement, the purchase of the Securities, the compliance by the Investor with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated in this Subscription Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Investor pursuant to the terms of: (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Investor is a party or by which the Investor is bound or to which any of the property or assets of the Investor is subject; (ii) the organizational documents of the Investor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Investor or any of its properties that in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the Investor’s ability to consummate the transactions contemplated in this Subscription Agreement, including the purchase of the Securities.

(d) The Investor, or each of the funds managed by or affiliated with the Investor for which the Investor is acting as nominee is, and on each date on which it exercises any Warrants will be: (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), or an institutional “accredited investor” (within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A; (ii) acquiring the Securities only for his, her or its own account and not for the account of others, or if the Investor is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements in this Subscription Agreement on behalf of each owner of each such account; and (iii) not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Securities. The Investor understands that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J). The Investor has completed Schedule A following the signature page to this Subscription Agreement and the information contained on Schedule A is, and on each date on which the Investor exercises any Warrants will be, accurate and complete.

(e) The Investor, or each of the funds managed by or affiliated with the Investor for which the Investor is acting as nominee on the date hereof and on each date on which it exercises any Warrants: (i) is and will be an institutional account as defined in FINRA Rule 4512(c); (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; and (iii) has and will have exercised independent judgment in evaluating our participation in the purchase of the Securities. Accordingly, we understand that the offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(f) The Investor acknowledges and agrees: (i) that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act; (ii) the Securities have not been registered under the Securities Act; and (iii) that the Issuer is not required to register the Securities except as set forth in Section 7 of this Subscription Agreement or as set forth in the Warrants. The Investor acknowledges and agrees that the Securities may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except: (i) to the Issuer or one of its subsidiaries; (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S; or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act. With respect to any transactions falling within clauses (i) and (iii) of the preceding sentence, any such transaction must also be in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and any book entry records or certificates representing the Securities shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that: (i) the Securities will be subject to transfer restrictions; (ii) as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities; and (iii) as a consequence, Investor may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. The Investor acknowledges and agrees that the Securities will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the date that the Issuer furnishes a Report of Foreign Private Issuer on Form 6-K following the Closing Date that includes the “Form 10” information required under applicable SEC rules and regulations. The Investor acknowledges and agrees that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Securities.

(g) The Investor acknowledges and agrees that the Investor is purchasing the Securities directly from the Issuer. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of the Issuer, the SPAC, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication. Investor explicitly disclaims reliance on any of the foregoing other than those representations, warranties, covenants and agreements of the Issuer and the SPAC expressly set forth in this Subscription Agreement.

(h) The Investor’s acquisition and holding of the Securities will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

(i) The Investor acknowledges and agrees that the Investor has received, and has had the opportunity to review and understand such financials and other information as the Investor deems necessary in order to make an investment decision with respect to the Securities, including, with respect to the business of the Issuer and its subsidiaries, the SPAC and the Transaction. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has had the opportunity to review SPAC’s reports previously filed with the SEC under the Exchange Act. The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s) have deemed necessary to make an investment decision with respect to the Securities. The Investor has received, and has had the opportunity to review and understand the materials made available to it in connection with the Transaction, has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities. The Investor acknowledges that as part of the Transaction, the Issuer will file a registration statement under the Securities Act, including a proxy statement of SPAC and prospectus of the Issuer, which will contain additional information about the Transaction, the Issuer and SPAC and prepare and deliver to its shareholders an information statement setting forth information concerning the issuance of the Ordinary Shares, Warrants, Additional Warrants and Warrant-Related Shares, subject to the terms and conditions set forth herein and in the Warrants, to be approved at the general meeting. The Investor acknowledges and agrees that any changes to such information, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Investor’s obligation to purchase the Securities under this Subscription Agreement. The Investor acknowledges that the Investor will not rely on any such registration statement, proxy statement/prospectus or information statement in making any investment decision. The Investor acknowledges that the Issuer and the SPAC offered to make certain non-public information available to the Investor subject to customary trading restrictions and non-disclosure requirements.

(j) The Investor acknowledges that certain information provided to it was based on forecasts. The Investor understands and agrees that such forecasts were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties many of which are outside of the Issuer’s control. Consequently, Investor acknowledges and agrees that actual results may differ materially from those contained in the forecasts and that the Issuer does not guarantee the accuracy of any such forecasts. The Investor acknowledges that all forward-looking information and forecasts were prepared without the participation of the Placement Agents and that the Placement Agents do not assume responsibility for independent verification of, or the accuracy or completeness of, such information or forecasts.

(k) The Investor became aware of this offering of the Securities solely by means of direct contact between the Investor and the Issuer, the SPAC or a representative of the Issuer or the SPAC. Investor acknowledges that the Securities were offered to the Investor solely by direct contact between the Investor and the Issuer, the SPAC or a representative of the Issuer or the SPAC. The Investor did not become aware of this offering of the Securities, nor were the Securities offered to the Investor, by any other means. The Investor acknowledges that the Securities: (i) were not offered to it by any advertising or, to its knowledge, general solicitation; and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. In making its investment or decision to invest in the Issuer, the Investor acknowledges that it is not relying upon, and has not relied and disclaims reliance upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Issuer, the SPAC, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of the Issuer and the SPAC contained in this Subscription Agreement. Neither the Investor, nor to its knowledge any of its directors, officers, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offering of the Securities.

(l) The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities. The Investor is: (i) able to fend for itself in the Transaction contemplated in this Subscription Agreement; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment. The Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision. Investor acknowledges and agrees that it has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Securities. The Investor agrees that TD Securities (USA) LLC or BTIG, LLC, or any of their affiliates, in their capacity as placement agents (the “Placement Agents”), shall not be liable to any Investor for any action heretofore or hereafter taken or omitted to be taken by any of them or have any liability or obligation (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Investor, the Issuer or any other person or entity), whether in contract, tort or otherwise, to any Investor, or to any person claiming through such Investor, in respect of the Transaction. Investor represents that: (i) it is able to sustain a complete loss on its investment in the Securities; (ii) has no need for liquidity with respect to its investment in the Securities; and (iii) has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Securities.

(m) Alone, or together with any professional advisor(s), the Investor acknowledges that it has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Investor. Investor represents that it is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the Issuer. The Investor acknowledges specifically that a possibility of total loss exists.

(n) In making its decision to purchase the Securities, the Investor has relied solely upon its own independent investigation and that of its advisors, if any. Without limiting the generality of the foregoing, the Investor has not relied (and disclaims reliance) on any statements or other information provided by or on behalf of the Placement Agents or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing concerning the Issuer, the SPAC, the Transaction, the Business Combination Agreement, this Subscription Agreement or the transactions contemplated under this Subscription Agreement or the Business Combination Agreement, the Securities or the offer and sale of the Securities.

(o) The Investor acknowledges and agrees that the Placement Agents and their respective directors, officers, employees, representatives and controlling persons: (i) have not provided the Investor with any information or advice with respect to the Securities; (ii) have not made or make any representation, express or implied as to the Issuer, the SPAC, the Issuer’s credit quality, the Securities or the Investor’s purchase of the Securities; (iii) have not acted as the Investor’s financial advisor or fiduciary in connection with the issue and purchase of Securities; (iv) may have acquired, or during the term of the Securities may acquire, non-public information with respect to the Issuer, which, subject to the requirements of applicable law, the Investor agrees need not be provided to it; (v) may have existing or future business relationships with the Issuer and the SPAC (including, but not limited to, lending, depository, risk management, advisory and banking relationships); (vi) will pursue actions and take steps that it deems or they deem necessary or appropriate to protect its or their interests arising therefrom without regard to the consequences for a holder of Securities, and that certain of these actions may have material and adverse consequences for a holder of Securities.

(p) The Investor acknowledges and agrees that it has not relied on the Placement Agents in connection with its determination as to the legality of its acquisition of the Securities or as to the other matters referred to in this Subscription Agreement. Investor also acknowledges that it has not relied on any investigation that the Placement Agents, any of their affiliates or any person acting on their behalf have conducted with respect to the Securities, the Issuer or the SPAC. The Investor further acknowledges and agrees that it has not relied on any information contained in any research reports prepared by the Placement Agents or any of their affiliates.

(q) The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(r) The execution, delivery and performance by the Investor of this Subscription Agreement are within the Investor’s powers, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound that would reasonably be expected to have a material adverse effect on the legal authority of the Investor to enter into and perform its obligation under this Subscription Agreement. If the Investor is not an individual, the execution, delivery and performance by the Investor of this Subscription Agreement will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine. If the Investor is an individual, the signatory has legal competence and Investor has the capacity to execute this Subscription Agreement. If the Investor is not an individual, the signatory has been duly authorized to execute this Subscription Agreement. Assuming that this Subscription Agreement constitutes the valid and binding obligation of the Issuer, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

(s) The Investor is not: (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program; (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People Republic or any other country or territory embargoed or subject to substantial trade restrictions by the United States; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each of the foregoing, a “Prohibited Investor”). If requested, the Investor agrees and is permitted to provide law enforcement agencies such records as required by applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), to the extent required, the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, the Investor maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Securities were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

(t) No disclosure or offering document has been prepared by the Placement Agents in connection with the offer and sale of the Securities.

(u) None of the Placement Agents, nor any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing, have made any independent investigation with respect to the Issuer or its subsidiaries or any of their respective businesses, the SPAC or the Securities or the accuracy, completeness or adequacy of any information supplied to the Investor by the Issuer or the SPAC.

(v) In connection with the issue and purchase of the Securities, the Placement Agents have not acted as the Investor’s financial advisor or fiduciary.

(w) The Investor, when required to deliver payment to the Issuer pursuant to Section 2 above, will have sufficient immediately available funds to pay the Subscription Amount and consummate the purchase and sale of the Securities pursuant to this Subscription Agreement.

(x) As of the date of this Subscription Agreement, the Investor does not have, and during the 30 day period immediately prior to the date of this Subscription Agreement, the Investor has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of the Issuer or the SPAC. Notwithstanding the foregoing, the Investor makes no such representation with respect to any assets of the Investor managed by an external investment manager pursuant to a separately managed account arrangement.

(y) The Investor is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Issuer or the SPAC (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than a group consisting solely of the Investor and its affiliates.

(z) If the Investor is or is acting on behalf of: (i) an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); (ii) a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”); (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”); or (iv) an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with ERISA Plans, “Plans”), the Investor represents and warrants that (A) none of the Issuer, the SPAC or any of their respective affiliates has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Securities; (B) none of the parties to the Transaction is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with the Investor’s investment in the Securities; and (C) its purchase of the Securities will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or any applicable Similar Law.

7. Registration Rights.

(a) On or prior to the Closing Date, and in no event later than 30 calendar days after the Closing Date (such deadline, the “Filing Deadline”), the Issuer will endeavor to file with the SEC (at its sole cost and expense) a registration statement on Form F-1 registering the resale of the Registrable Securities (the “Registration Statement”). If the Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Issuer will make pro rata payments to the Investor, as liquidated damages and not as a penalty, in an amount equal to 1% of the aggregate amount paid pursuant to this Subscription Agreement by the Investor for such Registrable Securities then held by the Investor for each 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall constitute the Investor’s exclusive monetary remedy for such events, but shall not affect the right of the Investor to seek injunctive relief. Such payments shall be made to the Investor in cash no later than ten (10) Business Days after the end of each such 30-day period (the “Payment Date”). Interest shall accrue at the rate of 1% per month on any such liquidated damages payments that shall not be paid by the Payment Date until such amount is paid in full. The Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) calendar days after the filing thereof (or ninety (90) calendar days after the filing thereof if the SEC notifies the Issuer that it will “review” the Registration Statement) and (ii) five (5) Business Days after the Issuer is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”). The Issuer may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form F-3 at such time after the Issuer becomes eligible to use such Form F-3. The Issuer will use its commercially reasonable efforts to provide a draft of the Registration Statement to the Investor for review at least two (2) Business Days in advance of filing the Registration Statement. In no event shall the Investor be identified as a statutory underwriter in the Registration Statement. Notwithstanding the foregoing, if the SEC requires that the Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to cause the Issuer to withdraw from the Registration Statement upon its prompt written request to the Issuer, in which case the Issuer’s obligation to register the Shares will be deemed satisfied or (ii) be included as such in the Registration Statement. The Issuer’s obligations to include the Shares issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Investor furnishing in writing to the Issuer such information regarding the Investor, the securities of the Issuer held by the Investor and the intended method of disposition of such Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Issuer to effect the registration of such Shares. Investor shall also execute documents in connection with such registration as the Issuer may reasonably request that are customary of a selling shareholder in similar situations. Notwithstanding anything to the contrary in this Subscription Agreement, in connection with the obligations of the Issuer under this Section 7, the Investor shall not be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. Upon notification by the SEC that any Registration Statement has been declared effective by the SEC, within one (1) Business Day thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act. The Issuer agrees to cause such Registration Statement, or another shelf registration statement that includes the Shares to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of: (i) the second anniversary of the Effectiveness Date of the Registration Statement registering all Shares for resale by the Investor; (ii) the date on which the Investor ceases to hold any Shares issued pursuant to this Subscription Agreement; or (iii) the first date on which the Investor is able to sell all of its Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act without volume or manner of sale limitations. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement set forth in this Section 7. Notwithstanding the foregoing, if the SEC prevents the Issuer from including any or all of the shares proposed to be registered under a Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Shares pursuant to this Section 7 by the applicable shareholders or otherwise, such Registration Statement shall register for resale the number of Shares which is equal to the maximum number of Shares as is permitted to be registered by the SEC. In such event, the number of Shares to be registered for each selling shareholder named in such Registration Statement shall be reduced pro rata among all such selling shareholders. In the event the Issuer amends the Registration Statement in accordance with the foregoing, the Issuer will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements to register the resale of those Shares that were not registered on the initial Registration Statement, as so amended.

(b) For as long as the Investor holds Warrants or Warrant-Related Shares or, if shorter, through the date of expiration, or redemption or termination of the Warrants in accordance with the provisions of the Warrants and the Warrant Agreement, the Issuer will use commercially reasonable efforts to (1) qualify the Warrant-Related Shares for listing on a Stock Exchange, which shall be the stock exchange on which the Issuer’s ADSs are then listed, and (2) update or amend the Registration Statement as necessary to include the Warrant-Related Shares. For as long as the Investor holds Warrants or Warrant-Related Shares or, if shorter, through the date of expiration, or redemption or termination of the Warrants in accordance with the provisions of the Warrants and the Warrant Agreement, the Issuer will use commercially reasonable efforts to (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the SEC required under the Exchange Act and (C) provide all customary and reasonable cooperation necessary, in each case, to enable the Investor to resell the Warrant-Related Shares pursuant to the Registration Statement or Rule 144 of the Securities Act (when Rule 144 of the Securities Act becomes available to the Investor), as applicable.

(c) The Issuer may suspend the use of any such Registration Statement if the board of directors of the Issuer determines in good faith that either in order for such Registration Statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current or annual report under the Exchange Act (a “Suspension Event”). Notwithstanding the foregoing, (I) the Issuer shall not so delay filing or so suspend the use of the Registration Statement for a period of more than sixty (60) consecutive days, not more than twice or more than a total of ninety (90) calendar days, in each case in any three hundred sixty (360) day period and (II) the Issuer shall use commercially reasonable efforts to make such Registration Statement available for the sale by the Investor of such securities as soon as practicable thereafter. The Issuer shall use commercially reasonable efforts to cause the Depositary Bank to deliver unlegended ADSs to a transferee of an Investor in connection with any sale of Shares pursuant to the effective Registration Statement or pursuant to Rule 144 where, following such sale, subsequent public distribution of such Shares shall not require registration under the Securities Act and such Shares are no longer restricted securities pursuant to the terms of the Deposit Agreement.

(d) The Issuer shall remove any restrictive legend included on the certificates (or, in the case of book-entry shares, any other instrument or record) representing the Investor’s ownership of Shares, and the Issuer shall issue a certificate (or evidence of the issuance of such securities in book-entry form) without such restrictive legend or any other restrictive legend to the Investor, if: (i) such Shares are sold or transferred pursuant to the effective Registration Statement or pursuant to Rule 144 where, following such, subsequent public distribution of such shares shall not require registration under the Securities Act; or (ii) such Shares are eligible for sale pursuant to Section 4(a)(1) of the Securities Act or Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(2) (or Rule 144(i)(2), if applicable). Following Rule 144 becoming available for the resale of such Shares without volume or manner-of-sale restrictions and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(2) (or Rule 144(i)(2), if applicable), the Issuer, upon the written request of Investor and after providing the Issuer, the Share Registrar and the Depositary Bank with all customary documentation, shall instruct the Issuer’s Share Registrar to remove the legend from such Shares (in whatever form) and shall use commercially reasonable efforts to cause the Issuer’s counsel to issue any legend removal opinion required by the Share Registrar and the Depositary Bank. Notwithstanding the foregoing, once the Registration Statement registering the Shares for resale becomes effective under the Securities Act, and subject to receipt from the Investor by the Issuer, the Share Registrar and the Depositary Bank, as applicable, of customary documentation in connection therewith, the Issuer shall use commercially reasonable efforts to cause the Issuer’s counsel to (i) issue to the Share Registrar and the Depositary Bank a “blanket” legal opinion to allow sales without restriction pursuant to the effective Registration Statement, and (ii) provide all other opinions and documentation as may reasonably be required by the Share Registrar and the Depositary Bank in connection with the removal of legends in connection with such sales pursuant to the effective Registration Statement.

(e) At its expense, the Issuer shall use commercially reasonable efforts to advise the Investor within five (5) Business Days: (i) when a Registration Statement or any post-effective amendment thereto has been filed with the SEC and when such Registration Statement or post-effective amendment thereto has become effective; (ii) after it shall receive notice or obtain knowledge thereof, of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included in such Registration Statement or for additional information; (iii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Shares included in such Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. The Issuer shall use commercially reasonable efforts to promptly provide written notice of the happening of any of the foregoing or of a Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading. The notice sent by the Issuer pursuant to the preceding sentence shall not contain any material non-public information other than the description of such event, which the parties agree may constitute material non-public information. Upon the occurrence of any event contemplated in clauses (i) through (v) above, except for such times as the Issuer is permitted under this Subscription Agreement to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included in such Registration Statement, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) For purposes of this Section 7:

(i) “Shares” shall mean, as of any date of determination, the Ordinary Shares (including in the form of ADSs) and the Warrant-Related Shares.

(ii) “Warrant-Related Shares” shall mean, as of any date of determination, the Warrant ADSs and any ADSs representing Ordinary Shares issued or issuable with respect to the Additional Warrants and the Reset Warrants (assuming on such date the Warrants, the Additional Warrants and the Reset Warrants are able to be exercised in full without regard to any exercise limitations therein).

(iii) “Investor” shall include any person or entity to which the rights under this Section 7 shall have been duly assigned.

(iv) “Registrable Securities” means (i) the Shares, (ii) all Warrant-Related Shares, and (iii) any other Ordinary Shares issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Shares, whether by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement, amendment of the articles of association or otherwise; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Issuer shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the first to occur of (A) a Registration Statement with respect to the sale of such Registrable Securities being declared effective by the SEC under the Securities Act and such Registrable Securities having been disposed of by the holder thereof in accordance with such effective Registration Statement, (B) such Registrable Securities having been sold in accordance with Rule 144 (or another exemption from the registration requirements of the Securities Act) resulting in the transferee of the Shares holding unrestricted securities and (C) such Registrable Securities becoming eligible for resale without volume or manner-of-sale restrictions and without current public information requirements pursuant to Rule 144.

(g) Notwithstanding any termination of this Subscription Agreement, the Issuer shall, to the extent permitted by Swedish law, indemnify, defend and hold harmless the Investor, the officers, directors, partners, members, managers, stockholders, and employees of the Investor, each person who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, reasonable and documented costs (including, without limitation, reasonable and documented out-of-pocket attorneys’ fees) and reasonable and documented expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained (or incorporated by reference) in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. The indemnity obligation set forth in this Section 7(g) shall not apply, however, to the extent that any untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Investor furnished in writing to the Issuer by the Investor expressly for use in any of the SEC filings referenced in this Section 7(g). The Issuer shall notify the Investor promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which the Issuer is aware. Notwithstanding the foregoing, the Issuer’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Issuer.

(h) The Investor shall, severally and not jointly with any Other Investor, indemnify and hold harmless the Issuer, its directors, officers, partners, members, managers, shareholders, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, shareholders, or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Investor furnished in writing to the Issuer by the Investor expressly for use therein. Notwithstanding the foregoing, the Investor’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Investor.

(i) Any person or entity entitled to indemnification pursuant to this Subscription Agreement shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification under this Subscription Agreement to the extent such failure has not prejudiced the indemnifying party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Without the consent of the indemnified party, no indemnifying party shall consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include an unconditional release of the indemnified party from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.

(k) If the indemnification provided under this Section 7 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to in this Section 7, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. Notwithstanding the foregoing, the liability of the Investor shall be limited to the net proceeds received by such Investor from the sale of Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. Subject to the limitations set forth in this Section 7, the amount paid or payable by a party as a result of the Losses shall be deemed to include any reasonable and documented out-of-pocket legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(k) from any person or entity who was not guilty of such fraudulent misrepresentation.

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties to this Subscription Agreement shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of: (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (b) upon the mutual written agreement of each of the parties to terminate this Subscription Agreement; (c) the Outside Date (as defined in the Business Combination Agreement as in effect on the date of this Subscription Agreement, subject to the proviso set forth in Section 8.1(b) of the Business Combination Agreement providing for automatic extension of the Closing Date to September 8, 2026 if the SEC has not declared the registration statement of which the Proxy Statement/Prospectus (as defined in the Business Combination Agreement) forms a part effective on or prior to May 8, 2026), if the Closing has not occurred by such date other than as contemplated in (d) below; or (d) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are (i) not satisfied or waived prior to the Closing or (ii) not capable of being satisfied on the Closing and, in each case of (i) and (ii), as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the Closing (the termination events described in clauses (a)-(d) above, collectively, the “Termination Events”). Nothing in this Subscription Agreement will relieve, however, any party from liability for any willful breach of this Subscription Agreement prior to the time of termination. Each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. The Issuer shall notify the Investor in writing of the termination of the Business Combination Agreement promptly after the termination of the Business Combination Agreement. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect (except that the provisions of Section 7(g) through (k), this Section 8, Sections 10 through 12 and Section 14 of this Subscription Agreement will survive any termination of the Subscription Agreement and continue indefinitely). Following the Termination Event, any monies paid by the Investor to the Issuer in connection with this Subscription Agreement shall promptly (and in any event within one Business Day) be returned to the Investor without any deduction for or on account of any tax, withholding, charges, or set-off.

9. [Intentionally Omitted.]

10. Miscellaneous.

(a) Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Securities acquired under this Subscription Agreement, if any) may be transferred or assigned without the prior written consent of each of the other parties. Notwithstanding the foregoing, this Subscription Agreement and all or a portion of the Investor’s rights and obligations hereunder may be assigned to one or more fund or account managed by the same investment manager as the Investor or by or to an affiliate (as defined in Rule 12b-2 of the Exchange Act) of such investment manager without the prior consent of the Issuer. Prior to such assignment being valid, any such assignee shall agree in writing to be bound by the terms of this Subscription Agreement. Notwithstanding the foregoing, no assignment pursuant to clause (i) of this Section 10 shall relieve the Investor of its obligations under this Subscription Agreement.

(b) The Issuer may request from the Investor such additional information as the Issuer deems reasonably necessary to register the resale of the Securities and evaluate the eligibility of the Investor to acquire the Securities. Investor agrees to promptly provide such information as may reasonably be requested to the extent readily available. The Issuer agrees to keep any such information provided by Investor confidential except: (i) as necessary to include in any registration statement the Issuer is required to file under this Subscription Agreement; (ii) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities; or (iii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which the Issuer’s securities are listed for trading. The Investor acknowledges and agrees that if it does not provide the Issuer with such requested information, the Issuer may not be able to register the Investor’s Shares for resale pursuant to Section 8. In such event, Investor also agrees that, without any liability under this Subscription Agreement, the Issuer may reject the Investor’s Subscription Amount prior to the Closing Date in the event the Investor fails to provide such additional information requested by the Issuer to evaluate the Investor’s eligibility or the Issuer’s determines that the Investor is not eligible. The Investor acknowledges that the Issuer and/or the SPAC may file a form of this Subscription Agreement with the SEC as an exhibit to a periodic report or a registration statement of SPAC.

(c) The Investor acknowledges that the Issuer and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in this Subscription Agreement, including Schedule A. Prior to the Closing, the Investor agrees to promptly notify the Issuer if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 7 above are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Investor shall notify the Issuer if they are no longer accurate in any respect). If the Issuer receives such notice from Investor, the Issuer will use commercially reasonable efforts to promptly notify the Placement Agents. The Investor acknowledges and agrees that each purchase by the Investor of Securities from the Issuer will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties in this Subscription Agreement (as modified by any such notice) by the Investor as of the time of such purchase contained in this Subscription Agreement. Prior to the Closing, the Issuer agrees to promptly notify the Investor if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 5 above are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, Issuer Material Adverse Effect, in which case the Issuer shall notify the Investor if they are no longer accurate in any respect). The Issuer acknowledges and agrees that each sale by the Issuer of the Securities to the Investor will constitute a reaffirmation of their respective acknowledgments, understandings, agreements, representations and warranties in this Subscription Agreement (as modified by any such notice) as of the time of such purchase.

(d) The Issuer, the Investor and the Placement Agents are each entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy of this Subscription Agreement to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered under this Subscription Agreement. The foregoing clause of this Section 11(d) shall not, however, give the Placement Agents any rights other than those expressly set forth in this Subscription Agreement.

(e) All of the agreements, representations and warranties made by each party in this Subscription Agreement shall survive the Closing.

(f) This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 8 above) except by an instrument in writing, signed by each of the parties. No failure or delay of either party in exercising any right or remedy under this Subscription Agreement shall operate as a waiver of such right or remedy. Nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties under this Subscription Agreement are cumulative and are not exclusive of any rights or remedies that the parties would otherwise have.

(g) This Subscription Agreement (including Schedule A) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter of the Subscription Agreement. Except as set forth in Section 7 with respect to any indemnified person, Section 8, Section 10(c), Section 10(d), Section 10(f), this Section 10(g), the last sentence of Section 10(k) and Section 11 with respect to the persons specifically referenced in that Section, and Section 6 and Section 10(c) with respect to the Placement Agents, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties, and their respective successors and assigns. The parties acknowledge and agree that only those persons specifically referenced in the preceding sentence are third party beneficiaries of this Subscription Agreement with right of enforcement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

(h) Except as otherwise provided in this Subscription Agreement, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. The agreements, representations, warranties, covenants and acknowledgments contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired by such court and shall continue in full force and effect so long as this Subscription Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Subscription Agreement and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(j) This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or any other form of electronic delivery (including.pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k) The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. Consequently, the parties acknowledge and agree that a party shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement. The parties also acknowledge and agree that the foregoing equitable remedies shall be in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l) If any change in the number, type or classes of authorized shares of the Issuer (including the Shares), other than as contemplated by the Business Combination Agreement, or any agreement contemplated by the Transaction, shall occur between the date of this Subscription Agreement and immediately prior to the Closing by reason of reclassification, recapitalization, share division or consolidation, exchange or readjustment of shares, or any share dividend, the number of Shares issued to the Investor and per share purchase price shall be appropriately adjusted to reflect such change.

(m) This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, proceeding, hearing, audit, investigation or reviews by or before any governmental entity related), including matters of validity, construction, effect, performance and remedies.

(n) Each party under this Subscription Agreement, and any person asserting rights as a third party beneficiary in accordance with Section 10(g) may do so only if he, she or it, irrevocably agrees that any action, suit or proceeding between or among the parties, whether arising in contract, tort or otherwise, arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Subscription Agreement or any related document or any of the transactions contemplated under this Subscription Agreement or any related document (“Legal Dispute”) shall be brought exclusively in the federal and state courts sitting in the Borough of Manhattan in the City of New York within the State of New York (collectively the “Chosen Courts”). Each party under this Subscription Agreement consents to the jurisdiction of the Chosen Courts in any such suit, action or proceeding. To the fullest extent permitted by law, each party irrevocably waives, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in the Chosen Courts or that any such suit, action or proceeding that is brought in the Chosen Courts has been brought in an inconvenient forum. During the period a Legal Dispute that is filed in accordance with this Section 10(n) is pending before the Chosen Courts, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of the Chosen Courts. Each party and any person asserting rights as a third party beneficiary may do so only if he, she or it waives, and shall not assert as a defense in any Legal Dispute, that: (a) such party is not personally subject to the jurisdiction of the Chosen Courts for any reason; (b) such action, suit or proceeding may not be brought or is not maintainable in the Chosen Courts; (c) such party’s property is exempt or immune from execution; (d) such action, suit or proceeding is brought in an inconvenient forum; or (e) the venue of such action, suit or proceeding is improper. A final judgment in any action, suit or proceeding described in this Section 10(n) following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws. EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED UNDER THIS SUBSCRIPTION AGREEMENT AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED UNDER THIS SUBSCRIPTION AGREEMENT. FURTHERMORE, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

(o) The Issuer and SPAC acknowledge and agree that, notwithstanding anything herein to the contrary, the Securities may be pledged by Investor in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Investor effecting a pledge of Securities shall not be required to provide the Issuer or SPAC with any notice thereof or otherwise make any delivery to the Issuer or SPAC pursuant to this Subscription Agreement. The Issuer and SPAC hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by Investor.

(p) Any notice or communication required or permitted under this Subscription Agreement to any Investor shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, to such address(es) or email address(es) set forth on the signature page. Any such communication or notice shall be deemed to be given and received: (i) when so delivered personally; (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email; or (iii) three Business Days after the date of mailing to the address below or to such other address or addresses as the Investor may hereafter designate by notice to SPAC.

If to the Issuer, to:

Einride AB

Stadsgården 6

116 45 Stockholm

Sweden

Attention:	Roozbeh Charli
Email:	roozbeh.charli@einride.tech; legal@einride.tech

with copies (which shall not constitute notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, NY 10020

Attention:	Stephen P. Alicanti; Christopher. C. Paci
Email:	stephen.alicanti@us.dlapiper.com; christopher.paci@us.dlapiper.com

and

DLA Piper Sweden KB

Sveavägen 4

111 57 Stockholm

Sweden

Attention:	Emma Norburg
Email:	emma.norburg@se.dlapiper.com

11. Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, and is expressly disclaiming reliance on any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Placement Agents, nor any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the statements, representations and warranties of the Issuer expressly contained in this Subscription Agreement, in making its investment or decision to invest in the Issuer. The Investor acknowledges and agrees that none of (i) any Other Investor pursuant to any Other Subscription Agreements related to the private placement of the Securities (including such Other Investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), (ii) the Placement Agents, their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing, or (iii) any party to the Business Combination Agreement or any Non-Party Affiliate (as defined below) other than the Issuer and the SPAC as expressly provided for in this Subscription Agreement, shall have any liability to the Investor, or to any Other Investor, pursuant to, arising out of or relating to: (x) this Subscription Agreement or any Other Subscription Agreements related to the private placement of the Securities or other Equity Interests; (y) the negotiation of this Subscription Agreement, its subject matter or the private placement of the Securities; or (z) the transactions contemplated under this Subscription Agreement or under any Other Subscription Agreements related to the private placement of the Securities or other Equity Interests. Without limiting the generality of the foregoing, the prohibition on liability set forth in the preceding sentence shall apply only to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with: (i) the purchase of the Securities or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement; (ii) any written or oral representations made or alleged to be made in connection with this Subscription Agreement, as expressly provided in this Subscription Agreement; or (iii) any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Issuer, the Placement Agents or any Non-Party Affiliate concerning the Issuer, the Placement Agents, any of their respective controlled affiliates, this Subscription Agreement or the transactions contemplated under this Subscription Agreement. “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equity holder or affiliate of the Issuer, the Placement Agents or any of the Issuer’s or the Placement Agents’ controlled affiliates or any family member of the foregoing.

12. Disclosure. The Investor agrees to treat all information received in connection with the Transaction as confidential until the registration statement of which the Proxy Statement/Prospectus (as defined in the Business Combination Agreement) forms a part (the “Disclosure Document”) is publicly filed by the Issuer with the SEC (the “Disclosure Time”), which, to the extent not previously disclosed, shall disclose all material terms of the transactions contemplated under this Subscription Agreement and by the Other Subscription Agreements and the Business Combination Agreement, the Transaction and any other material, nonpublic information that the Issuer, the SPAC or any of their respective officers, directors, affiliates, employees or agents, including, without limitation, the Placement Agents have provided to the Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the knowledge of the Issuer, the Investor shall not be in possession of any material, non-public information received from the Issuer, the SPAC or any of their respective officers, directors, affiliates, employees or agents, including, without limitation, the Placement Agents. Upon the Disclosure Time, the Investor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Issuer, the SPAC or any of their respective affiliates, officers, directors, employees or agents, including, without limitation, the Placement Agents, relating to the transactions contemplated by this Subscription Agreement. Notwithstanding anything in this Subscription Agreement to the contrary, neither the Issuer nor the SPAC shall publicly disclose the name of the Investor or any of its affiliates or advisers, or include the name of the Investor or any of its affiliates or advisers in any press release or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of the Investor, except: (i) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities; (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which the SPAC’s securities are listed for trading; or (iii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 12. Prior to any disclosure permitted under the preceding sentence, to the extent permitted under law, each of the Issuer and the SPAC shall use commercially reasonable efforts to provide the Investor with prior written notice of such disclosure and shall reasonably consult with the Investor regarding such disclosure.

13. Open-Market Purchases. At the Investor’s election, the [●] ADSs representing Ordinary Shares subscribed hereby may be reduced on a one-for-one share basis (the “Reduction Right”) by up to an aggregate of Open-Market Purchase Shares and Currently Owned Shares, as applicable. For the avoidance of doubt, any such exercise of the Reduction Right shall neither reduce the number of Warrants to be issued by the Issuer to the Investor as set forth on the Investor’s signature page hereto, nor impair the Investor’s eligibility to receive the Additional Warrants or Reset Warrants, as described in Sections 1(b) or 1(d) of this Subscription Agreement. For the purposes of this Section 13: (i) “Open-Market Purchase Shares” means any SPAC Shares (as defined in the Business Combination Agreement) purchased by the Investor for its own account pursuant to open-market transactions with third parties prior to the Record Date and held through the Closing Date; and (ii) “Currently Owned Shares” means any SPAC Shares the Investor beneficially owns as of the date of this Subscription Agreement that are held through the Closing Date; and (iii) “Record Date” means the record date established for voting at the extraordinary general meeting of shareholders of Issuer held to approve the Transaction.

14. Additional Agreements.

(a) Subject to Section 12, neither the Issuer, the SPAC nor any of their respective controlled affiliates and subsidiaries (if any) (collectively, the “Company Group”) shall identify, or permit any of its employees, agents or representatives to identify, the Investor (whether in connection with the Issuer or the SPAC or in the Investor’s capacity as an investor in Issuer and/or the SPAC) in any written or oral public communications or issue any press release or other disclosure of the Investor’s name or the name of any of its affiliates, or any derivative of any of the foregoing names (collectively, the “Investor Names”), in each case except: (i) as authorized in writing by the Investor in each such instance (electronic mail to suffice); or (ii) as required by applicable law, legal process or regulatory request (“Applicable Law”). Subject to Section 12, if disclosure is required pursuant the preceding sentence, the disclosing member of the Company Group will, as soon as practicable, notify the Investor of such requirement (except where prohibited by Applicable Law) so that the Investor (or its applicable affiliate) may seek a protective order or other appropriate remedy prior to such disclosure. Notwithstanding the foregoing, the Issuer and the SPAC may make disclosures to an auditor or governmental or regulatory authority pursuant to any routine investigation, inspection, examination or inquiry without providing the Investor with any notification thereof, unless the Investor is the subject of any such investigation, inspection, examination or inquiry (in which case the preceding sentence shall govern).

(b) The Issuer, on behalf of itself and the other Company Parties (as defined below), acknowledges and agrees that the acquisition of the Securities and the execution and adoption of this Subscription Agreement are not intended to establish, and shall not establish, an investment advisory relationship by and among, (i) on the one hand, the Investor or any affiliate, or any of its or their members, owners, partners, officers, directors, employees, agents or representatives (each, an “Investor Party”), and (ii) on the other hand, any member of the Company Group or any of their respective officers, directors, shareholders, partners, members, employees, agents or representatives (each, a “Company Party”), whereby any Investor Party serves as an investment adviser to any Company Party or that would otherwise result in any Investor Party meeting the definition of an investment adviser in Section 202(a)(11) of the Investment Advisers Act of 1940, as amended, with respect to any Company Party. Further, the Issuer, on behalf of itself and the other Company Parties, acknowledges and agrees that the Company Parties are not relying upon any Investor Party for investment advice, analysis or recommendations regarding any investment or potential investment.

(c) From the date hereof until the Standstill Termination Date, the Issuer shall not, without the prior written consent of the Investors who purchased at least a majority of the Ordinary Shares under the Subscription Agreements, issue, enter into any agreement to issue or announce the issuance of any Ordinary Shares, ADSs, or Ordinary Share Equivalents, in each case other than an Exempt Issuance.

15. Definitions. In addition to the terms defined elsewhere in this Subscription Agreement: (a) capitalized terms that are not otherwise defined in this Subscription Agreement have the meanings given to such terms in the Amended and Restated Articles of Association (as defined in this Subscription Agreement), and (b) the following terms have the meanings set forth in this Section 15:

“ADSs” means the American depositary shares of the Issuer, each representing one Ordinary Share.

“Amended and Restated Articles of Association” means the Amended and Restated Articles of Association to be filed prior to the Closing by the Issuer with the Swedish Companies Registration Office.

“Bloomberg” means Bloomberg L.P.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York and Stockholm, Sweden are authorized or required by law to close.

“Exempt Issuance” means the issuance of (a) any securities of the Issuer to employees, officers or directors, consultants, contractors, vendors or other agents of the Issuer pursuant to any share or option plan duly adopted for such purpose or any other compensatory arrangement with a director or executive officer approved by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Issuer, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Subscription Agreements or the Business Combination Agreement and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares (including in the form of ADSs) issued and outstanding on the Closing Date, provided that such securities have not been amended since the Closing Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share consolidations, share divisions and automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such securities which are not more favorable to the holder thereof than the anti-dilution and similar provisions set forth herein) or to extend the term of such securities, (c) the underlying shares, and (d) securities issued pursuant to any merger, acquisition or strategic transaction or partnership approved by a majority of the directors of the Issuer, provided that (i) such securities are issued as “restricted securities” (as defined in Rule 144) or are issued pursuant to an effective registration statement pursuant to the Securities Act and (ii) any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating Issuer or an owner of an asset in a business synergistic with the business of the Issuer and shall provide to the Issuer additional benefits in addition to the investment of funds, but any such Exempt Issuance shall not include a transaction in which the Issuer is issuing securities (i) primarily for the purpose of raising capital, including an at-the-market offering, or (ii) to an entity whose primary business is investing in securities.

“Intellectual Property” means any and all intellectual or proprietary property and all rights, title, and interest therein or thereto arising anywhere in the world, including: (i) all United States and foreign patents and patent applications, patent disclosures and inventions, (whether patentable or unpatentable and whether or not reduced to practice), including any continuations, divisions, continuations in part, renewals, divisionals, extensions, reissues or foreign counterparts of any of the foregoing; (ii) all United States, international and foreign trade names, trade dress, trademarks, service marks, logos or internet domain name registrations, social media usernames, handles, and similar identifiers, including all goodwill associated therewith, together with all registrations and applications relating thereto (“Trademarks”); (iii) all United States, international, and foreign copyrights (whether registered or unregistered), original works of authorship (including Software and all rights therein), copyrightable works, together with all registrations and applications relating thereto (“Copyright”); (iv) all proprietary databases and data; (v) all industrial designs and any registrations and applications therefor throughout the world; (vi) Trade Secrets, (vii) Software and data, databases, compilations, and any other electronic data files, including any and all collections of data, whether machine readable or otherwise; (viii) rights to sue or recover and retain damages and costs and attorneys’ fees for the past, present or future infringement, dilution, misappropriation, or other violation of any of the foregoing anywhere in the world; (ix) any and all other intellectual or industrial property rights protectable by applicable law in any jurisdiction; and (x) all issuances, renewals, registrations and applications of or for any of the foregoing.

“IP Licenses” means Intellectual Property licenses, sublicenses and other agreements or permissions.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another person, or any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Ordinary Share Equivalents” means any securities of the Issuer that would entitle the holder thereof to acquire at any time ADSs or Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, ADSs or Ordinary Shares.

“Ordinary Shares” means the ordinary shares of the Issuer.

“Permitted Liens” means (a) Liens for taxes or assessments and similar governmental charges or levies, which either are (i) not yet due and payable or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto in accordance with IFRS, (b) other Liens imposed by operation of law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business, (e) Liens arising under any Transaction Document or (f) non-exclusive licenses of owned Intellectual Property granted in the ordinary course of business.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities” means the Ordinary Shares, the ADSs, the Warrants, the Warrant-Related Shares, the Additional Warrants (and any Ordinary Shares issuable upon exercise thereof) and the Reset Warrants (and any Ordinary Shares issuable upon exercise thereof).

“Software” means any and all (i) computer software, firmware and computer programs and applications, including all source code, object code, middleware, utilities, computer programs, application programming interfaces, algorithms, plugins, libraries, subroutines, tools, drivers, microcode, scripts, batch files, instruction sets and macros, models, and methodologies, in each case of the foregoing whether in source code, executable or object code form, documentation related thereto including user manuals, related to any of the foregoing and all software modules, tools and databases; and (ii) deep learning, machine learning, and other artificial intelligence technologies (collectively, “AI/ML”).

“Standstill Termination Date” shall mean the date that is six months from the effective date of the Registration Statement.

“Swedish Companies Act” means the Swedish Companies Act (2005:551) (Sw. aktiebolagslagen 2005:551).

“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to Copyright, Trademark, or trade secret protection).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the ADSs are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the ADSs are then listed or quoted on a Trading Market, the daily volume weighted average price of the ADSs for the 20 Trading Days preceding such date (or the nearest preceding date) on the Trading Market on which the ADSs are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the ADSs for the 20 Trading Days preceding such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the ADSs are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the ADSs are then reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the average of the highest closing bid price per share and the lowest closing ask price per ADS for the 20 Trading Days preceding such date, or (d) in all other cases, the fair market value of an ADS as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrant and the other share purchase warrants with substantially the same terms as the Warrant, with an initial exercise price of $10.90 per share, issued on the Initial Exercise Date (as defined in the Warrant) and then outstanding, and reasonably acceptable to the Issuer, the fees and expenses of which shall be paid by the Issuer.

“Warrant Certificate” means the warrant certificate evidencing the Warrants subscribed hereby in the form set forth in Exhibit A to this Subscription Agreement.

“Warrants” means, collectively, the share purchase warrants (each, a “Warrant”) delivered to the Investor at the Closing in accordance with the terms of this Subscription Agreement, each such Warrant exercisable for the purchase of one ADS representing one Ordinary Share at an exercise price of USD 10.90 per share, which Warrants shall be exercisable immediately and have a term of exercise equal to five years, in the form of the Warrant Certificate and subject to adjustment and reset as set forth therein.

“Warrant ADSs” means the ADSs representing Ordinary Shares issuable upon exercise of Warrants.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile

By:
Name:
Title:

Name in which Securities are to be registered (if different):	Date:	February 26, 2026

Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Email:

Number of ADSs Representing Ordinary Shares Subscribed:

Number of Warrants Subscribed:

Aggregate Subscription Amount (in USD):

☐	If at any time the Investor would beneficially own ADSs representing in excess of 9.9% of the Ordinary Shares, Investor elects to be subject to the “Beneficial Ownership Limitation” set forth in Section 2(f) of the Warrant Certificate.

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, each of the Issuer and the SPAC has accepted this Subscription Agreement as of the date set forth below.

EINRIDE AB

By:
Name:
Title:

LEGATO MERGER CORP. III (solely with respect to Sections 12 and 14 hereof)

By:
Name:
Title:

Date: February 26, 2026

[Signature Page to Subscription Agreement]

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

This Schedule must be completed by the Investor and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. The Investor must check the applicable box in either Section A, Section B or Section C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

☐	We are subscribing for the Securities as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐	We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐	We are not a natural person.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of USD 5,000,000;

☐	Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of USD 5,000,000;

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of USD 5,000,000; or

☐	Any trust with assets in excess of USD 5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person.

Sch. A-1

C.	QUALIFIED PURCHASER STATUS

(Please check the applicable subparagraphs):

1.	☐	A corporation, partnership, limited liability company, trust or other organization that: (i)was not organized or reorganized and is not operated for the specific purpose of acquiring the interest or any other interest in the Issuer, and less than 40% of the assets of which will consist of interests in the Issuer (calculated as of the time of the Investor’s execution of this Subscription Agreement); (ii) owns not less than USD 5,000,000 in investments; and (iii)is owned directly or indirectly solely by or for two or more natural persons who are related as siblings or spouses (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons.

2.	☐	A trust: (i) that is not described in paragraph (3) of this Section C; (ii) that was not organized or reorganized and is not operated for the specific purpose of acquiring the interest or any other interest in SPAC, and less than 40% of the assets of which will consist of interests in SPAC (calculated as of the time of the Investor’s execution of this Subscription Agreement); and (iii) with respect to which each of the settlors and other contributors of assets, trustees, and other authorized decision makers is a person described in paragraph (1), (2) or (3) of this Section C.

3.	☐	An entity that: (i) was not organized or reorganized and is not operated for the specific purpose of acquiring the interest or any other interest in the Issuer, and less than 40% of the assets of which will consist of interests in the Issuer (calculated as of the time of the Investor’s execution of this Subscription Agreement); and (ii) has discretionary investment authority with regard to at least USD 25,000,000 of investments, whether for its own account or for the account of other persons that are themselves accurately described by one or more other paragraphs of this Section C.

This page should be completed by the Investor

and constitutes a part of the Subscription Agreement.

Sch. A-2

Exhibit A

Form of Warrant Certificate

A-1